                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant [X]
     Filed by a party other than the registrant [ ]

     Check the appropriate box:
     [ ] Preliminary proxy statement
     [X] Definitive proxy statement
     [ ] Defnitive additional materials
     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                RAILAMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                RAILAMERICA, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     [ ] $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).
     [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                RAILAMERICA, INC.
                           301 YAMATO ROAD, SUITE 1190
                            BOCA RATON, FLORIDA 33431

                -------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 26, 1997
                -------------------------------------------------


To the Stockholders of RAILAMERICA, INC.:

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of RailAmerica, Inc., a Delaware corporation (the "Company"), will be held at the Boca Raton Marriott at Town Center, 5150 Town Center Circle, Boca Raton, Florida, on Thursday, June 26, 1997, at 10:00 a.m., local time, for the following purposes:

         1. To elect two Class II Directors to hold office for terms of three years or until their successors are duly elected and qualified;

         2. To consider and vote upon a proposal to increase by 750,000 shares the number of shares of Common Stock reserved for issuance pursuant to the Company's 1995 Stock Incentive Plan; and

         3. To transact such other business as may properly come before the Annual Meeting and any and all postponements or adjournments thereof.

         All stockholders are cordially invited to attend; however, only stockholders of record at the close of business on May 28, 1997, shall be entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

                                         By order of the Board of Directors


                                         GARY O. MARINO
                                         Chairman of the Board, Chief Executive
                                         Officer and President
Boca Raton, Florida
June 2, 1997


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1997 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                RAILAMERICA, INC.


                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of RailAmerica, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.001 per share (the "Common Stock"), for use at the 1997 Annual Meeting of Stockholders of the Company to be held at the Boca Raton Marriott at Town Center, 5150 Town Center Circle, Boca Raton, Florida, on Thursday, June 26, 1997, at 10:00 a.m., local time, or at any and all postponements or adjournments thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Stockholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is June 2, 1997. Stockholders should review the information provided herein in conjunction with the Company's 1996 Annual Report to Stockholders, which accompanies this Proxy Statement. The Company's principal executive offices are located at 301 Yamato Road, Suite 1190, Boca Raton, Florida 33431, and its telephone number is (561) 994-6015.



                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers, employees and agents, may also solicit proxies personally and by telephone. Only independent third party agents not otherwise affiliated with the Company will be specifically compensated for such solicitation activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so. American Stock Transfer & Trust Company acts as the Company's transfer agent and, as part of its services to the Company, may solicit the return of voted proxies from banks, brokers, nominees and intermediaries. American Stock Transfer & Trust Company does not receive any set compensation for such services, other than compensation it receives for acting as transfer agent.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

         1. The election of two Class II Directors to hold office for terms of three years or until their successors are duly elected and qualified;

         2. To consider and vote upon a proposal to increase by 750,000 shares the number of shares of Common Stock reserved for issuance pursuant to the Company's 1995 Stock Incentive Plan (the "Incentive Plan"); and

         3. Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the two nominees for Class II director named below and (b) FOR the proposal to increase by 750,000 shares the number of shares of Common Stock reserved for issuance pursuant to the Company's Incentive Plan. In the event a stockholder specifies a different choice by means of the enclosed proxy, his, her or its shares will be voted in accordance with the specification so made.

         The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.



                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on May 28, 1997, as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 8,457,623 shares of Common Stock issued and outstanding (not including treasury shares), all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. Stockholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to approve the proposal to increase by 750,000 shares the number of shares of Common Stock reserved for issuance pursuant to the Company's Incentive Plan. Any other matter that may be submitted to a vote of the stockholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by the Company's Certificate of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

         Pursuant to Delaware law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. However, abstentions are treated as present and entitled to vote and thus have the effect of a vote against a matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted.

         A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's offices, 301 Yamato Road, Suite 1190, Boca Raton, Florida 33431, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

         The Company's Common Stock is quoted on the Nasdaq Stock Market's National Market ("Nasdaq") under the symbol "RAIL." Set forth below is high ask and low bid information for the Common Stock as reported on Nasdaq for each of the calendar quarters of 1995 and 1996 and for the first calendar quarter of 1997. All such quotations reflect inter-dealer prices, without retail markup, mark-down or commissions and may not reflect actual transactions.


                                                            HIGH                      LOW
                                                          --------                  --------

                           1995
                           ----
           First Quarter.......................            $4 3/8                   $2 15/16
           Second Quarter......................             5 1/4                    3 13/16
           Third Quarter.......................             5 1/16                   3 1/2
           Fourth Quarter......................             4 5/32                   3 3/8

                           1996
                           ----
           First Quarter.......................            $4 1/16                  $3 1/8
           Second Quarter......................             4 3/16                   3 3/16
           Third Quarter.......................             4 3/8                    3 3/8
           Fourth Quarter......................             5 3/4                    4 1/8

                           1997
                           ----
           First Quarter.......................            $6 1/8                   $4 5/8



         The Company has never declared or paid a dividend on its Common Stock. The Company is prohibited from paying dividends on the Common Stock pursuant to certain restrictive covenants contained in its loan agreements.

                               SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, the number of shares of Common Stock that were owned beneficially by (i) each person who is known by the Company to beneficially own more than 5% of the Common Stock, (ii) each director and nominee for director, (iii) the Named Executive Officers (as defined in "Executive Compensation") and (iv) all directors and executive officers of the Company as a group:


                  NAME AND ADDRESS OF                        AMOUNT AND NATURE OF          PERCENTAGE OF
                    BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP(1)     OUTSTANDING SHARES(1)
                  --------------------                     -----------------------     ---------------------
Luther King Capital Management Corporation...............         1,040,000                    12.30%
301 Commerce, Suite 1600
Fort Worth, TX  76102

Gary O. Marino...........................................           474,500(2)                  5.36%
RailAmerica, Inc.
301 Yamato Road, Suite  1190
Boca Raton, Florida 33431

John H. Marino...........................................           412,500(3)                  4.85%
RailAmerica, Inc.
King Street Station
Suite 150, 1800 Diagonal Road
Alexandria, Virginia 22314

Donald D. Redfearn.......................................           122,301(4)                  1.43%
RailAmerica, Inc.
301 Yamato Road, Suite 1190
Boca Raton, Florida 33433

John M. Sullivan.........................................            51,100(5)                   *
10279 SW Stones Throw Terrace
Palm City, Florida 34990

Richard Rampell..........................................            51,000(6)                   *
122 North County Road
Palm Beach, Florida 33480

Charles Swinburn.........................................            51,000(7)                   *
1800 M. Street, NW
Washington, D.C. 20036

Douglas R. Nichols.......................................           326,333(8)                  3.72%
260 State Street
Dallas, Texas 75201

All directors and executive officers
as a group (9 persons)...................................         1,617,880(9)                 17.30%



-----------------------
*  Less than 1%

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) Includes (i) 40,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.50 per share granted under the Company's 1992 Stock Option Plan and (ii) 10,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.625 per share granted under the Incentive Plan. Also includes (i) 87,500 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.10 per share, (ii) 87,500 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.40 per share,
     (iii) 87,500 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.75 per share, and (iv) 87,500 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $4.15 per share, all of which options were granted pursuant to Mr. Marino's employment agreement. See "Executive Compensation." Mr. Gary O. Marino is the brother of Mr. John
     H. Marino.
(3) Includes 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.625 per share granted under the Incentive Plan. Mr. John H. Marino is the brother of Mr. Gary O. Marino.
(4) Includes (i) 40,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.50 per share granted under the Company's 1992 Stock Option Plan, (ii) 10,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.50 per share granted under the Company's 1995 Non-Employee Director Stock Option Plan and (iii) 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $5.00 per share.
(5) Includes 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.50 per share granted under the Company's 1992 Stock Option Plan.
(6) Includes 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $4.81 per share granted under the Company's 1995 Non-Employee Director Stock Option Plan.
(7) Includes 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $4.19 per share granted under the Company's 1995 Non-Employee Director Stock Option Plan.
(8) Includes 33,333 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.50 per share granted under the Company's 1995 Non-Employee Director Stock Option Plan. Also includes warrants to purchase 125,000 shares of Common Stock at $4.60 per share and warrants to purchase 167,000 shares of Common Stock at $5.75 per share owned by First London Securities Corporation. Mr. Nichols is President and principal shareholder of First London Securities Corporation. See "Certain Transactions." Does not include 16,667 shares of Common Stock issuable upon the exercise of options to purchase Common Stock at $3.50 per share granted under the Company's 1995 Non-Employee Director Stock Option Plan, which options are not presently exercisable
(9) See notes (2) - (8) above. Also includes (i) 10,000 shares of Common Stock issuable to W. Graham Claytor, III, the Company's Senior Vice President-Rail Group, upon the exercise of presently exercisable options to purchase Common Stock at $3.65 per share and (ii) 100,000 shares of Common Stock issuable to Robert B. Coward, the Company's Senior Vice President-Manufacturing Group, upon conversion of a presently convertible $225,000 convertible subordinated debenture.

            ELECTION OF DIRECTORS; NOMINEES AND CONTINUING DIRECTORS

         Pursuant to the Company's Amended and Restated Certificate of Incorporation, the Company's Board of Directors is divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class
III. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting are elected for a three-year term. The current term of the Class II Directors terminates on the date of the Company's Annual Meeting; the current term of the Class III Directors terminates on the date of the Company's 1998 annual meeting of stockholders; and the current term of the Class I Directors terminates on the date of the Company's 1999 annual meeting of stockholders. Messrs. John H. Marino and John M. Sullivan currently serve as Class II directors and will stand for re-election at the Annual Meeting. In 1996, in accordance with the Company's Amended and Restated Certificate of Incorporation, the Company's Board of Directors determined to expand the Board of Directors by adding two directors, a Class II director and a Class III director. Robert F. Toia was elected as a new Class II director and Douglas R. Nichols was elected as a new Class III director. Mr. Toia no longer serves as a director of the Company. Messrs. Donald D. Redfearn and Charles Swinburn currently serve as Class I directors and Messrs. Gary O. Marino and Richard Rampell currently serve as Class III directors. If elected at the Annual Meeting, Messrs. John H. Marino and John M. Sullivan will serve until the Company's 2000 annual meeting of stockholders and until their successors are duly elected and qualified.

         Pursuant to the terms of the Underwriting Agreement relating to the Company's initial public offering of Common Stock, consummated in November 1992, the representatives of the several underwriters (the "Representatives") of such offering have the right, until September 1997, to have a designee attend all meetings of the Board of Directors of the Company and to cause the Company to nominate and use its best efforts to obtain election to the Board of Directors of a person designated by the Representatives. Mr. Sullivan was elected to the Company's Board of Directors upon, and has been nominated for re-election as, a Class II director by designation of the Representatives.

         Messrs. John H. Marino and John M. Sullivan have consented to serve on the Company's Board of Directors and the Board of Directors has no reason to believe that the nominees will not serve if elected. However, if either or both of them should become unavailable to serve as a director, and if the Board shall have designated a substitute nominee or nominees, the persons named as proxies will vote for such substitute nominee or nominees.



         NOMINEES FOR CLASS II DIRECTORS

         JOHN H. MARINO - Mr. Marino has served as Vice Chairman of the Company's Board of Directors since July 1996 and as a director of the Company since its formation in April 1992. From April 1992 until July 1996, Mr. Marino served as the Company's President and Chief Operating Officer. Mr. Marino founded, and from 1986 until April 1996, served as the President and a director of, Huron & Eastern Railway Company, Inc. ("HESR"), a subsidiary of the Company. Mr. Marino also served as the President of Huron Transportation Group, Inc. ("HTG"), from its formation in January 1987 until HTG merged with RailAmerica Services Corporation, a wholly owned subsidiary of the Company, in December 1993 (the "HTG Merger"). Prior to founding HESR in 1985, Mr. Marino served as President and Chief Executive Officer of several shortline railroads, as an officer of the Reading Railroad and with the United States Railway Association, Washington, D.C. Mr. Marino received his B.S. degree in civil engineering from Princeton University in 1961 and his M.S. degree in transportation engineering from Purdue University in 1963. From 1963 to 1965, Mr. Marino served as an officer of the United States Army Corps of Engineers.

         JOHN M. SULLIVAN - Mr. Sullivan has served as a director of the Company since January 1993. From 1977 until 1981, Mr. Sullivan served, upon appointment by President Carter, as head of the United States Federal Railroad Administration. From 1982 until 1990, Mr. Sullivan was President and Chief Executive Officer of Haug Die Casting, Inc., where he remains a director. Mr. Sullivan received his B.S. degree in engineering from the United States Naval Academy and served with the United States Navy as an officer, and ultimately as a carrier aviator from 1946 to 1954.

CONTINUING CLASS I DIRECTORS

         DONALD D. REDFEARN - Mr. Redfearn has served as the Company's Executive Vice President - Administration and Secretary since December 1994 and has served as an officer and director of the Company since its formation in April 1992, and of HESR since 1986. Mr. Redfearn joined the Company on a full-time basis in January 1996. From September 1993 until September 1995, Mr. Redfearn served as President of Jenex Financial Services, Inc., a financial consulting firm. From 1984 until September 1993, Mr. Redfearn served in various capacities at Boca Raton Capital Corporation ("BRCC"), a publicly-traded venture capital firm and former stockholder of the Company, including Senior Vice President, Assistant Secretary and Treasurer. Mr. Redfearn also served as a Vice President of HTG until the HTG Merger. Mr. Redfearn received his B.A. degree in Business Administration from the University of Miami and graduated from the School of Banking of the South at Louisiana State University.

         CHARLES SWINBURN - Mr. Swinburn has served as a director of the Company since February 1995. Mr. Swinburn is currently a practicing attorney in the Washington, D.C. office of Morgan, Lewis & Bockius, where he specializes in environmental law. From April 1990 through August 1993, Mr. Swinburn served as a consultant to private industry and the government. Prior to that time, Mr. Swinburn served as Vice President of Rollins Environmental Services, Inc. Mr. Swinburn has served in various capacities at the U.S. Department of Transportation, most recently as Deputy Assistant Secretary for Policy and International Affairs. Mr. Swinburn received his B.A. degree from Princeton University in 1969, his M.B.A. from Harvard Business School in 1971 and his J.D. from the University of Pennsylvania in 1993.

CONTINUING CLASS III DIRECTORS

         GARY O. MARINO - Mr. Marino has served as Chairman of the Company's Board of Directors and Treasurer since the Company's formation in April 1992, as Chief Executive Officer of the Company since March 1, 1994 and as President since July 1996. Mr. Marino has also served as the Chairman of the Board and Treasurer of HESR since 1986 and as Chairman of the Board, President and Chief Executive Officer of Kalyn/Siebert, Inc., a wholly owned subsidiary of the Company ("Kalyn/Siebert"), since its acquisition in 1994. Mr. Marino joined the Company on a full-time basis in March 1994. Mr. Marino also served as Chairman of HTG from its formation in 1987 until the HTG Merger. From 1984 until October 1993, Mr. Marino served as Chairman, President and Chief Executive Officer of BRCC. Mr. Marino received his B.A. degree from Colgate University in 1966 and an M.B.A. from Fordham University in 1973. From 1966 to 1969, Mr. Marino served as an officer of the United States Army Ordnance Corps.

         RICHARD RAMPELL - Mr. Rampell has served as a director of the Company since July 1995. Mr. Rampell, a certified public accountant, is currently the Chief Executive of Rampell & Rampell, P.A., Certified Public Accountants, of Palm Beach, Florida. Mr. Rampell is a past President of the Palm Beach Tax Institute and a past President of the Florida Institute of CPA's, East Coast Chapter. Mr. Rampell graduated with honors from Princeton University with an A.B. degree and received an M.B.A. from the Wharton School at the University of Pennsylvania.

         DOUGLAS R. NICHOLS - Mr. Nichols has served as a director of the Company since July 1996. Mr. Nichols is a certified public accountant and the founder, President and principal stockholder of First London Securities Corporation, a securities broker-dealer specializing in equity trading and investment banking. From 1989 to 1991, Mr. Nichols was a Vice President with the Dallas, Texas office of Smith Barney and from 1986 to 1989 was a broker with the Dallas branch of Shearson Lehman Brothers. Mr. Nichols is currently a member of the National Railway Historical Society.

                INFORMATION REGARDING THE BOARD OF DIRECTORS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the year ended December 31, 1996, the Board of Directors of the Company held a total of five (5) meetings and took a number of actions by unanimous written consent. During 1996, no director attended fewer than 75% of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

         Messrs. Swinburn, Sullivan and Rampell are the current members of the Company's Audit Committee, which committee held one (1) meeting during the year ended December 31, 1996. The duties and responsibilities of the Audit Committee include (i) recommending to the Board of Directors the appointment of the Company's auditors and any termination of engagement, (ii) reviewing the plan and scope of audits, (iii) reviewing the Company's significant accounting policies and internal controls and (iv) having general responsibility for all audit related matters.

         Messrs. Swinburn, Sullivan and Rampell are also the current members of the Company's Compensation Committee, which committee held four (4) meetings during the year ended December 31, 1996. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers each of the Company's compensation and benefit plans.

         In addition to the foregoing committees, the Board has established an Executive Committee consisting of Messrs. Gary O. Marino, Donald D. Redfearn and Richard Rampell, and a Government Affairs Committee consisting of Messrs. John
H. Marino, John Sullivan and Charles Swinburn.

         The Board does not have a standing nominating committee.

ADDITIONAL INFORMATION CONCERNING DIRECTORS

         Prior to March 1996, each non-employee director of the Company received a directors fee of $1,000 per month, as well as $500 per Board meeting and $400 for each additional day spent on Company business. Effective March 1, 1996, fees paid to non-employee directors were increased to $2,000 per month. Non-employee directors continue to receive $500 per Board meeting and $400 for each additional day spent on Company business. All directors are reimbursed for reasonable out-of-pocket expenses associated with travel to meetings of the Company's Board of Directors or committees thereof. Directors who are also employees of the Company do not receive additional compensation for their services as directors.

         As more fully described herein, non-employee directors are eligible to receive options under the Company's 1995 Non-Employee Director Stock Option Plan (the "Directors Plan"). The Directors Plan provides for an automatic grant of an option to purchase 50,000 shares of Common Stock upon a person's election as a non-employee director of the Company. As of the Record Date, options to purchase 210,000 shares of Common Stock have been granted under the Directors Plan at exercise prices ranging from $3.50 - $4.81 per share.

                                   MANAGEMENT

         The executive officers of the Company are as follows:

                       NAME                         AGE                           POSITION
                       ----                         ---                           --------
        Gary O. Marino....................          52          Chairman of the Board, Chief Executive
                                                                   Officer, President and Treasurer

        Donald D. Redfearn................          44          Executive Vice President-Administration and
                                                                   Secretary

        W. Graham Claytor, III............          46          Senior Vice President-Rail Group

        Robert B. Coward..................          51          Senior Vice President-Manufacturing Group


         The business experience of each of Messrs. Gary O. Marino and Donald D. Redfearn appears under the caption "Election of Directors; Nominees and Continuing Directors" above.

         W. GRAHAM CLAYTOR, III - Mr. Claytor has served as the Company's Senior Vice President-Rail Group since joining the Company in March 1996. Prior to joining the Company, Mr. Claytor served as Managing Director of Southern Pacific's Plant Rationalization function, charged with selling, leasing and abandoning surplus branch and mainline trackage. Prior to joining Southern Pacific, Mr. Claytor served as Superintendent of the Buffalo & Pittsburgh Railroad and as Trainmaster for Norfolk Southern Corporation, and supervised marine terminal operations of the Virginia Maryland Railroad. Mr. Claytor received his B.S. degree from Boston University.

         ROBERT B. COWARD - Mr. Coward has served as the Company's Senior Vice President-Manufacturing Group since the Company's acquisition of Kalyn/Siebert in 1994. Mr. Coward is responsible for performing all functions related to Kalyn/Siebert's government contracting business. From 1981 until 1994, Mr. Coward served as the President and Chief Executive Officer of Kalyn/Siebert and as General Manager from 1969 until 1981. Mr. Coward received his B.S. in Industrial Arts from North Texas University.

ELECTION OF EXECUTIVE OFFICERS

         The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC"), initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written or oral representations that no other reports are required, during the year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with, except for the late filing by (i) Douglas Nichols of a Form 3 reporting his beneficial ownership of Common Stock and (ii) W. Graham Claytor, III of a Form 4 reporting a change in his beneficial ownership of Common Stock.

                             EXECUTIVE COMPENSATION

         The following table sets forth, for the years ended December 31, 1996, 1995 and 1994, the aggregate compensation awarded to, earned by or paid to Gary
O. Marino, the Company's Chairman of the Board, Chief Executive Officer, President and Treasurer, (ii) John H. Marino, the Company's Vice Chairman of the Board, and (iii) Donald D. Redfearn, the Company's Executive Vice President-Administration and Secretary (collectively, the "Named Executive Officers") during each of such years. Mr. John H. Marino served as the Company's President and Chief Operating Officer until July 1996. No other executive officer of the Company received compensation in excess of $100,000 in 1996, 1995 or 1994. The Company did not grant any restricted stock awards or stock appreciation rights or make any long term incentive plan payouts during such years.

SUMMARY COMPENSATION TABLE


                                                                                                        LONG-TERM
                                                        ANNUAL COMPENSATION                        COMPENSATION AWARDS
                                           -----------------------------------------------     ----------------------------
                                                                                               SECURITIES
                                                                            OTHER ANNUAL       UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR     SALARY($)         BONUS($)      COMPENSATION(1)     OPTIONS(#)   COMPENSATION($)
---------------------------       ----    ----------        ---------      ---------------     ----------   ---------------
Gary O. Marino..............      1996    $231,000(2)             --             --             10,000(3)         --
   Chairman of the Board,         1995    $220,000(4)       $124,034(5)          --            350,000(6)         --
   Chief Executive Officer,       1994    $169,379          $140,000             --                 --            --
   President and Treasurer

John H. Marino..............      1996    $169,620(7)             --             --             50,000(3)         --
   Vice Chairman of the Board     1995    $165,000(8)       $ 37,650(9)          --                 --            --
                                  1994    $137,584          $ 30,000             --                 --            --

Donald D. Redfearn .........      1996    $113,750                --             --                 --            --
   Executive Vice President       1995          --                --             --                 --      $ 72,000(10)
   and Secretary                  1994          --                --             --                 --      $164,986(11)


----------------------
(1) The aggregate amount of perquisites and other personal benefits provided to each Named Executive Officer is less than 10% of the total amount of salary and bonus of such officer.
(2) Includes (i) a payment of $20,000 in lieu of Mr. Gary Marino's participation in a retirement benefits plan and (ii) deferred compensation of $1,000 which was contributed to a nonqualified deferred compensation plan in January 1997.
(3) Represents options granted under the Company's Incentive Plan which have an exercise price of $3.625 per share.
(4) Includes deferred compensation of $20,000 which was contributed to a nonqualified deferred compensation plan in January 1997.
(5) Includes a bonus of 50,000 shares of Common Stock granted pursuant to Mr. Gary Marino's employment agreement, which bonus was valued at $93,750 as of the date of execution of the agreement in July 1995. Also includes a bonus of $30,284 which was paid to Mr. Gary Marino in 1996 based upon the performance of the Company for the year ended December 31, 1995.
(6) Granted pursuant to the terms of Mr. Gary Marino's employment agreement. Such options have exercise prices ranging from $3.10 to $4.15 per share.
(7) Includes deferred compensation of $15,420 which was contributed to a nonqualified deferred compensation plan in January 1997.

(8) Includes deferred compensation of $15,000 which was contributed to a nonqualified deferred compensation plan in January 1997.
(9) Represents a bonus paid to Mr. John Marino in 1996 based upon the performance of the Company and its transportation subsidiaries for the year ended December 31, 1995.
(10) Represents fees paid during 1995 for consulting services provided by Mr. Redfearn and Jenex Financial Corporation ("Jenex"), a Company in which Mr. Redfearn was an executive officer and a principal shareholder, for the benefit of the Company and its subsidiaries. See "Certain Transactions." Mr. Redfearn received no compensation as an officer of the Company in 1995.
(11) Includes $15,036 paid to Mr. Redfearn for directors and consulting fees and $70,479 and 40,274 shares of Common Stock (valued at $1.75 per share) received by Jenex in connection with assisting the Company in obtaining financing for the Company's acquisition of Kalyn/Siebert in 1994. Mr. Redfearn received no compensation as an officer of the Company in 1994. See "Certain Transactions."

EMPLOYMENT AGREEMENTS

         Prior to July 1995, Gary Marino had an employment arrangement with the Company which provided that he serve as Chief Executive Officer of the Company and its subsidiaries. Under this arrangement, Mr. Marino received a base salary of $150,000 from March 1, 1994 through August 31, 1994, $175,000 from September 1, 1994 through December 31, 1994 and $200,000 per year as of January 1, 1995. Mr. Marino's base salary is subject to increase in accordance with the Consumer Price Index, as well as any additional increases in the discretion of the Board of Directors. Commencing January 1, 1996, Mr. Marino's base salary was increased to $210,000. Mr. Marino was also entitled to a $642 monthly car allowance, subject to annual increase in accordance with the Consumer Price Index. Under his employment arrangement Mr. Marino was entitled to such benefits (including medical, dental, disability and life insurance) as the Company and its subsidiaries typically provided to its executive officers. The arrangement also provided that Mr. Marino receive annual cash payments in lieu of his participation in a retirement benefits plan.

         In addition, Mr. Marino's employment arrangement provided that he be issued an aggregate of 50,000 shares of Common Stock upon the execution of a formal employment agreement. All of these shares were issued to Mr. Marino in July 1995 upon has execution of a written employment agreement. Pursuant to Mr. Marino's employment agreement, Mr. Marino was also granted non-qualified options to purchase an aggregate of 350,000 shares of Common Stock at varying exercise prices and exercise dates. All of such options are currently exercisable, have a term of ten (10) years from the date they became exercisable and have exercise prices ranging from $3.10 to $4.15 per share. The agreement also provides that Mr. Marino receive annual cash payments in lieu of his participating in a retirement benefits plan. The agreement has an initial term expiring on March 1, 1998, and is subject to automatic one year renewal terms, unless either party notifies the other of non-renewal 180 days prior to the expiration of the then current term. In the event Mr. Marino's employment is terminated without cause pursuant to a change in control of the Company, Mr. Marino is entitled to receive as of the date of termination a lump sum equal to 150% of his total compensation for the 12 month period prior to the date of termination. The agreement also contains certain non-competition provisions applicable to Mr. Marino should he resign from the Company or be terminated with cause.

STOCK OPTION AND BONUS PLANS

         1992 STOCK OPTION PLAN

         The Company's 1992 Stock Option Plan provides officers, employees and consultants of the Company and its subsidiaries who are not directors of the Company or 5% stockholders (directly or indirectly) with the ability to receive grants of options to purchase shares of Common Stock. The 1992 Stock Option Plan was approved by the Company's stockholders as of July 1, 1992, and became effective as of such date. The Company has reserved 250,000 shares of Common Stock for the grant of options under the 1992 Stock Option Plan, all of which have been granted and are currently outstanding at an exercise price of $3.50 per share.

         BONUS PLAN

         In May 1995, the Board of Directors adopted its Corporate Senior Executive Bonus Plan (the "Bonus Plan") pursuant to which participants receive cash bonuses based upon the annual performance of the Company and its subsidiaries, commencing with the 1995 fiscal year. Pursuant to the Bonus Plan, bonuses are to be paid to certain designated individuals based on Company performance on a consolidated basis, subsidiary performance or a combination of both.

         Participants in the Bonus Plan which are subsidiary-specific receive cash bonuses based upon objective, auditable and performance-related criteria relating to the Company's subsidiaries. No subsidiary-specific participant will be paid a bonus greater than 50% of the salary earned by that participant for the full year. Subsidiary-specific participants will be designated by the Chief Executive Officer subject to ratification by the Compensation Committee. Bonuses paid to participants for consolidated Company performance will be paid from a bonus pool equal to 12% of any pre-tax consolidated income in excess of that amount required to achieve a 12% return on average stockholders' equity. The Compensation Committee determines the appropriate treatment of year end results in the calculation, based on the recommendation of the Chief Executive Officer, if appropriate. No participant will be paid a bonus based on consolidated Company performance greater than the salary earned by that participant for the full year.

         1995 STOCK INCENTIVE PLAN. As more fully described herein, effective January 1, 1995, the Company adopted the Incentive Plan pursuant to which key personnel of the Company selected as participants are eligible to receive awards of various forms of equity-based incentive compensation, including stock options, stock appreciation rights, stock bonuses, restricted stock awards, performance units and phantom stock units, and awards consisting of combinations of such incentives.

         1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. Effective January 1, 1995, the Board of Directors adopted the Directors Plan, under which 250,000 shares of Common Stock have been reserved for issuance. Pursuant to the Directors Plan, directors of the Company who are not also employees of the Company ("Non-Employee Directors") are granted options to purchase Common Stock upon election to the Company's Board of Directors. The Directors Plan is administered by the Compensation Committee, the members of which are also participants therein. Subject to the provisions of the Directors Plan, the Compensation Committee has sole discretionary authority to construe, interpret and apply the terms of the Directors Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration thereof as it may deem desirable.

         Under the terms of the Directors Plan, each Non-Employee Director shall be granted an option to purchase 50,000 shares of Common Stock on the date such person is first elected to become a director of the Company. The term of the Directors Plan is ten years from the effective date, after which no further options will be granted thereunder. Options granted under the Directors Plan expire ten years from the date of grant. The exercise price per share of each option granted under the Directors Plan will be the fair market value of the Common Stock on the date prior to the date the option is granted. Options granted under the Directors Plan vest over a period of three years at the rate of one-third annually on each anniversary date of the date of grant, provided the Non-Employee Director to whom the options are granted continues to serve as a director on each such vesting date.

         As of the date hereof, options under the Directors Plan to purchase (i) 10,000 shares of Common Stock have been granted to Donald D. Redfearn at an exercise price of $3.50 per share, (ii) 50,000 shares of Common Stock have been granted to Charles Swinburn at an exercise price of $4.19 per share, (iii) 50,000 shares of Common Stock have been granted to Richard Rampell at an exercise price of $4.81 per share and (iv) 50,000 shares of Common Stock have been granted to Douglas Nichols at an exercise price of $3.50 per share.

         1995 EMPLOYEE STOCK PURCHASE PLAN. The Board of Directors of the Company has adopted, effective January 1, 1995, the 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan"), under which 250,000 shares of Common Stock are reserved for issuance. During the first quarter of 1996, the Company implemented the Stock Purchase Plan. The Stock Purchase Plan, which is designed to qualify under Section 423 of the Internal Revenue Code, is designed to encourage stock ownership by employees of the Company. Employees of the Company other than members of the Board of Directors and owners of 5% or more of the Company's Common Stock are eligible to participate in the Stock Purchase Plan, with certain exceptions, if they are employed by the Company for at least 20 hours per week and more than five months per year. No employee is eligible to participate who, after the grant of options under the Stock Purchase Plan, owns (including all shares which may be purchased under any outstanding option) 5% or more of the Company's Common Stock.

         On January 1 of each year (the "Enrollment Date"), the Company will grant to each participant an option to purchase on December 31 of such year (the "Exercise Date"), at a price determined in the manner described below (the "Purchase Price"), the number of full shares of Common Stock which his or her accumulated payroll deductions on the Exercise Date will purchase at the Purchase Price. The Purchase Price will be the lesser of (i) a percentage (not less than 85%) of the fair market value of the Common Stock on the Enrollment Date, or (ii) a percentage (not less than 85%) of the fair market value of the Common Stock on the Exercise Date. As soon as practicable after any Exercise Date on which a purchase of shares of Common Stock occurs, the Company will deliver to each participant a certificate representing the shares purchased upon exercise of his or her option; however, the Compensation Committee may determine to hold a participant's certificates until the participant ceases participation in the Stock Purchase Plan or requests delivery of the certificates.

OPTION/SAR GRANT TABLE

         The following table sets forth information concerning grants of stock options made during the year ended December 31, 1996 to the Named Executive Officers. No stock appreciation rights were granted in 1996.

                                 NUMBER OF
                                 SECURITIES
                                 UNDERLYING             % OF TOTAL
                                OPTIONS/SARS        OPTIONS/SARS GRANTED   EXERCISE PRICE
     NAME                        GRANTED(#)            FISCAL YEAR             ($/SH)            EXPIRATION DATE
     ----                        ----------         --------------------   ---------------       ---------------
Gary O. Marino                     10,000                   3%                  $3.625                1/1/06

John H. Marino                     50,000                  17%                  $3.625                1/1/06

Donald D. Redfearn                 50,000                  17%                  $5.00                11/01/06


AGGREGATED FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth certain information concerning unexercised stock options held by the Named Executive Officers at December 31, 1996. No stock options were exercised by the Named Executive Officers during the year ended December 31, 1996. No stock appreciation rights were granted or are outstanding.




                                                             NUMBER OF SECURITIES
                                SHARES                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                             ACQUIRED ON      VALUE               OPTIONS AT              IN-THE-MONEY OPTIONS AT
           NAME              EXERCISE(#)   REALIZED($)       DECEMBER 31, 1996(#)          DECEMBER 31, 1996($)(1)
           ----              -----------   -----------   ----------------------------   -------------------------
                                                         EXERCISABLE    UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
                                                         -----------    -------------   -----------  -------------
Gary O. Marino.........           0             0         400,000(2)          --         $513,750          --

John H. Marino.........           0             0          50,000             --          $62,500          --

Donald D. Redfearn.....           0             0         100,000(3)          --          $62,500          --


-----------------------

(1) The closing sale price of the Common Stock on December 31, 1996 as reported by Nasdaq was $4.875 per share. Value is calculated by multiplying (a) the difference between $4.875 and each option exercise price by (b) the number of shares of Common Stock underlying the option.
(2) At December 31, 1996, Mr. Gary Marino had been granted the following options to purchase Common Stock, which options were exercisable at year end: (i) options to purchase 40,000 shares of Common Stock at an exercise price of $3.50 per share, (ii) options to purchase 87,500 shares of Common Stock at an exercise price of $3.10 per share, (iii) options to purchase 87,500 shares of Common Stock at an exercise price of $3.40 per share, (iv) options to purchase 87,500 shares of Common Stock at an exercise price of $3.75 per share, (v) options to purchase 87,500 shares of Common Stock at an exercise price of $4.15 per share and (vi) options to purchase 10,000 shares of Common Stock at an exercise price of $3.625 per share.
(3) At December 31, 1996, Mr. Redfearn had been granted the following options to purchase Common Stock, which options were exercisable at year end: (i) options to purchase 50,000 shares of Common Stock at an exercise price of $3.50 per share and (ii) options to purchase 50,000 shares of Common Stock at an exercise price of $5.00 per share. The exercisable options to purchase 50,000 shares of Common Stock at $5.00 per share were not in-the-money at December 31, 1996.


                              CERTAIN TRANSACTIONS

         Jenex Financial Corporation, of which Donald D. Redfearn was an executive officer and principal stockholder, received $70,479 and 40,274 shares of the Company's Common Stock in 1994, which shares were valued at $1.75 per share at the time of issuance, for assisting the Company in obtaining financing for its acquisition of Kalyn/Siebert. Additionally, Mr. Redfearn and companies in which he was a principal stockholder received $72,000 in fees during 1995 for consulting services performed for the benefit of the Company and its subsidiaries.

         On June 6, 1995, the Company consummated the settlement of litigation brought against the Company and certain of its subsidiaries by Eric D. Gerst, a former employee and director of the Company. Pursuant to a settlement agreement dated as of March 15, 1995, Mr. Gerst dismissed the lawsuit with prejudice and provided general releases to the Company and the Company's RailAmerica Services Corporation and HESR subsidiaries, among others. In addition, the Company repurchased from Mr. Gerst and certain of his family members 190,000 shares of Common Stock, constituting all shares of Common Stock owned by them, and certain locomotives and other rolling stock for an aggregate cash payment of $1 million. Additionally, the Company issued to Mr. Gerst a warrant to purchase 127,500 shares of Common Stock at an exercise price of $4.25 per share, which warrant was exercised by Mr. Gerst in November 1996. Upon further consideration and review by the Company, the suspension of Mr. Gerst from his duties as an officer of the Company had been rescinded, annulled and retracted retroactively to the effective date of such suspension, July 15, 1994. Mr. Gerst voluntarily resigned as an officer and director of the Company on January 17, 1995.

         First London Securities Corporation ("First London"), of which Douglas Nichols is President and principal shareholder, served as the exclusive placement agent for the Company's private placements transactions consummated in September 1996 and January 1997. As part of the September 1996 private placement, First London received a $225,000 placement fee, a $45,000 nonaccountable expense fee and warrants exercisable in one-year to purchase 125,000 shares of Common Stock at an exercise price of $4.60 per share. As part of the January 1997 private placement, First London received a $375,750 placement fee, a $75,150 nonaccountable expense fee and warrants exercisable in one-year to purchase 167,000 shares of Common Stock at an exercise price of $5.75 per share.

         The Company believes that all of the transactions described above were on terms comparable to those that might have been obtained from unaffiliated parties.

                PROPOSAL TO INCREASE BY 750,000 SHARES THE NUMBER
              OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER
                 THE COMPANY'S 1995 INCENTIVE STOCK OPTION PLAN

BACKGROUND AND PURPOSE. The terms of the Incentive Plan provide for grants of stock options, stock appreciation rights ("SARs"), restricted stock, performance shares and/or phantom stock units that may be settled in cash or stock (collectively, the "Awards"). The purpose of the Incentive Plan is to provide a means through which the Company and its subsidiaries may attract key personnel (collectively, the "Participants") to enter into and remain in the employ of the Company and its subsidiaries, and to provide a means whereby those key persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting the mutuality of interests between Participants and the Company's stockholders. A further purpose of the Incentive Plan is to provide Participants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company, and provide Participants with annual and long term performance incentives to expend their maximum efforts in the creation of stockholder value.

         The following is a summary of certain principal features of the Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, which is attached to this Proxy Statement as Appendix A. Stockholders are urged to read the actual text of the Incentive Plan in its entirety.

ADMINISTRATION. The Incentive Plan is required to administered by the Compensation Committee of the Board of Directors or such other committee as may be designated by the Board of Directors consisting of at least two directors (the "Committee"), each of whom shall be a "disinterested person" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Compensation Committee of the Board of Directors has been appointed as the Committee for the Incentive Plan. Subject to the terms of the Incentive Plan, the Committee is authorized to select persons eligible to receive Awards, to determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, to specify times at which Awards will be exercisable (including performance conditions that may be required as a condition thereof), to set other terms and conditions of Awards, prescribe forms of Award agreements, to interpret and specify rules and regulations relating to the Incentive Plan, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Incentive Plan.

SHARES AVAILABLE FOR AWARDS. Assuming approval of the proposed amendment, 1,000,000 shares of Common Stock will be reserved for the grant of Awards under the Incentive Plan. As of the Record Date, Awards to purchase 236,500 shares of Common Stock have been issued and are outstanding under the Incentive Plan. Shares of Common Stock acquired upon the exercise of Awards granted under the Incentive Plan will be authorized and unissued shares of Common Stock. The Company's stockholders do not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Incentive Plan. If any Award granted under the Incentive Plan should be surrendered, terminate, expire or be forfeited, the shares of Common Stock subject thereto shall be released and shall again be available for the grant of new Awards under the Incentive Plan.

         The Committee is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, stock split, reorganization, merger, consolidation, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

ELIGIBILITY. The persons eligible to receive Awards under the Incentive Plan are the officers, directors and full-time employees of the Company and any subsidiary. No director of the Company who is not an employee of the Company or any subsidiary will be eligible to receive any Awards under the Incentive Plan. As of the Record Date, approximately 50 persons were eligible to participate in the Incentive Plan.

STOCK OPTIONS AND SARS. The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the Participant, and non-qualified stock options, and SARs entitling the Participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but must not be less than the fair market value of a share of Common Stock on the date of grant in the case of ISOs and SARs or less than the par value per share of Common Stock in the case of non-qualified stock options. For purposes of the Incentive Plan, the term "fair market value" shall mean (i) the average (on the date of grant) of the high and low price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on the date of grant) of the Common Stock on the National Market of The Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on the date of grant) by an established quotation system for over-the-counter securities, if the Common Stock is not reported on the National Market of The Nasdaq Stock Market. However, if the Common Stock is not publicly traded at the time an Award is granted under the Incentive Plan, "fair market value" shall be deemed to be the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in any private transactions negotiated at arm's length. SARs may be granted in tandem with or independent of grants of stock options. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash and/or shares of Common Stock, or, in the discretion of the Committee, either (i) in other property having a fair market value equal to the exercise price or (ii) by delivering to the Company a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the exercise price.

RESTRICTED STOCK. The Committee is authorized to grant Awards of restricted stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee. A Participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee. Participants granted Awards of restricted stock are entitled to dividends payable on Common Stock, even during the restricted period, although the Company may withhold payment of the dividends until the expiration of the restricted period. The purchase price of restricted stock will be an amount equal to the par value of such shares and will be payable within 60 days following the making of the Award.

PERFORMANCE SHARES. The Committee is authorized to establish performance share programs to be effective over designated periods of not less than 3 nor more than 5 years. Performance shares may be awarded to Participants based upon the degree to which certain objective performance goals, as may be established by the Committee, are attained. Performance goals may include absolute or relative growth in earnings per share or rate of return on stockholders' equity or other measurement of corporate performance an may be determined on an individual basis or by categories of Participants. The Committee may adjust performance goals or performance measurement standards as it deems equitable in recognition of extraordinary or non-recurring events experienced during an Award period by the Company or by any other corporation whose performance is relevant to the determination of whether performance goals have been attained.

PHANTOM STOCK UNITS. The Committee is authorized to issue Participants Awards of phantom stock units upon terms and conditions established by the Committee from time to time. A phantom stock unit is a hypothetical investment equivalent to one share of Common Stock granted in connection with an Award under the Incentive Plan. Phantom stock units are nontransferable and subject to forfeiture if a Participant's employment is terminated for any reason before such Awards become vested in accordance with their terms. Dividends, if any, payable with respect to phantom stock units during the restricted period shall be withheld by the Company and subject to forfeiture in accordance with the vesting schedule generally applicable to phantom stock units. Upon expiration of the restricted period, the Company shall deliver to the Participant one share of Common Stock for each phantom stock unit which has not then been forfeited and cash equal to any dividends, if any, credited with respect to such Award.

EFFECT OF CHANGE IN CONTROL. In the event of a Change in Control (as defined in the Incentive Plan), notwithstanding any vesting schedule provided for in the Incentive Plan or by the Committee with respect to an Award of options, SARs, restricted stock or phantom stock units, such option or SAR shall become immediately exercisable with respect to 100% of the shares subject to such option or SAR, and the restricted period shall expire immediately with respect to 100% of the shares of restricted stock or phantom stock units subject to restrictions. In addition, upon a Change in Control, all incomplete Award periods in effect on the date such Change in Control occurs shall end and the Committee shall (i) determine the extent to which performance goals with respect to each such Award period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to performance goals for each such Award period based upon the Committee's determination of the degree of attainment of such performance goals and (iii) cause all previously deferred Awards to be settled as soon as possible.

AMENDMENT AND TERMINATION. The Board of Directors may amend, alter, suspend, discontinue or terminate the Incentive Plan or the Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained for any amendment (i) increasing the number of shares of Common Stock which may be issued upon exercise of Awards under the Incentive Plan, (ii) extending the term of any Awards, (iii) extending the term of the Incentive Plan and (iv) changing the class of persons eligible to receive Awards under the Incentive Plan, among others. Unless earlier terminated by the Board, the Incentive Plan will terminate at such time as no shares of Common Stock remain available for issuance under the Incentive Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Incentive Plan, provided, however, that no grants of Awards shall occur after January 1, 2005.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS. The following is a brief description of the federal income tax consequences generally arising with respect to Awards of options under the Incentive Plan.

         The grant of an option gives rise to no tax consequences for the Participant or the Company. The exercise of an option has different tax consequences depending on whether the option is an ISO or a non-qualified option. On exercising an ISO, the Participant recognizes no income for regular income tax purposes, but the option spread is taken into account in computing liability for the alternative minimum tax. On exercising a non-qualified option, the Participant recognizes ordinary income equal to the excess, on the date of exercise, of the fair market value of the Common Stock acquired on exercise of the option and the exercise price. If, however, the Participant is an officer or director of the Company or any other person to whom the short-swing profit recovery provisions of Section 16(b) of the Exchange Act applies, the Participant generally will not recognize ordinary income, and the amount of ordinary income will not be determined until the earlier of the expiration of the six month period after exercise of the option and the first day on which a sale at a profit of the shares of Common Stock acquired on exercise of the option would not subject the Participant to suit under those provisions. Such a Participant, however, may elect to recognize ordinary income on the date of exercise of the option.

         The disposition of shares of Common Stock acquired on exercise of an option may have different tax consequences depending on whether the option is an ISO or a non-qualified option. On a disposition of shares of Common Stock acquired on exercise of an ISO before the Participant has held those shares for at least two years from the date the option was granted and at least one year from the date the option was exercised (the "ISO holding periods"), the Participant recognizes ordinary income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise of the ISO over the exercise price and (ii) the excess of the amount realized on the disposition of those shares over the exercise price. On a disposition of shares of Common Stock acquired on the exercise of a non-qualified option or on exercise of an ISO when the ISO holding periods have been met, the Participant will recognize capital gain or loss equal to the difference between the sales price and the Participant's tax basis in the shares of Common Stock. That gain or loss will be long-term if the shares of Common Stock have been held for more than one year as of the date of disposition. The Participant's tax basis in the shares of Common Stock generally will be equal to the exercise price of the option plus the amount of any ordinary income recognized in connection with the option.

         The Company generally will be entitled to a tax deduction equal to the amount that the Participant recognizes as ordinary income in connection with an option. The Company is not entitled to a tax deduction relating to any amount that constitutes a capital gain for a Participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the Participant holds the shares of Common Stock for the ISO holding periods prior to disposing of the shares.

         Section 162(m) to the Code generally disallows a public company's tax deduction for compensation in excess of $1 million paid in any taxable year to the Company's chief executive officer or any of its other four highest compensated officers (a "covered employee"). Compensation that qualifies as "performance-based compensation", however, is excluded from the $1.0 million deductibility cap and therefore remains fully deductible by the Company. The Company intends that options and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with the Awards qualify as "performance-based compensation" so that deductions with respect to options and such other Awards will not be subject to the $1.0 million cap under Section 162(m) of the Code. Future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect the ability of the Company to ensure that options or other Awards under the Incentive Plan will qualify as "performance based compensation" so that deductions are not limited by Section 162(m) of the Code.

         Section 280G of the Code provides special rules in the case of golden parachute payments. Those rules could apply if, on a change in control of the Company, the acceleration of options or other Awards held by a Participant that is an officer, director or highly-compensated individual with respect to the Company, and any other compensation paid to the Participant that is contingent on a change in control of the Company or a substantial portion of the Company's assets and have a present value of at least three times the Participant's average annual compensation from the Company over the prior five years (the "average compensation"). In that event, the contingent compensation that exceeds the Participant's average compensation, adjusted to take account of any portion thereof shown to be reasonable compensation, is not deductible by the Company and is subject to a nondeductible 20% excise tax, in addition to regular income tax, in the hands of the Participant.

         The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the Incentive Plan, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to Participants in the Incentive Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Incentive Plan should consult a tax adviser as to the tax consequences of participation.

PRIOR GRANTS OF OPTIONS

         As of the Record Date, options to purchase an aggregate of 236,500 shares of Common Stock had been granted under the Incentive Plan to 37 employees of the Company. The options granted under the Incentive Plan have exercise prices ranging from $3.50 to $3.625 and have terms of 10 years.

         The following table indicates, as of the Record Date, certain information regarding options which have been granted under the Incentive Plan to the persons and groups indicated:

                                            NUMBER OF SHARES           EXERCISE PRICE         VALUE OF OPTIONS AT
        NAME AND POSITION                  SUBJECT TO OPTIONS            PER SHARE              MAY 28, 1997(1)
        -----------------                  ------------------            ---------            -------------------
Gary O. Marino                                   10,000                    $3.625                   $11,250
   Chairman of the Board, Chief
   Executive Officer, President and
   Treasurer

John H. Marino                                   50,000                    $3.625                   $56,250
   Vice Chairman of the Board

Donald D. Redfearn                                -0-                       N/A                       N/A
   Executive Vice President and
   Secretary

All current executive officers as a              10,000                    $3.625                   $11,250
   group (4 persons)

All current directors who are not                 -0-                       N/A                       N/A
   executive officers as a group
   (5 persons)

All employees as a group, other than            196,500                     (2)                       (2)
   executive officers (36 persons)

-------------------------
(1) The closing sale price of the Common Stock on May 28, 1997 was $4.75 per share. Value is calculated by multiplying (i) the difference between $4.75 and the option exercise price by (ii) the number of shares of Common Stock underlying the option.
(2) The Company has granted options to purchase an aggregate of 176,500 shares of Common Stock to thirty-six (36) employees of the Company, other than executive officers. Of such options, (i) options to purchase 45,000 shares of Common Stock have an exercise price of $3.625 per share and an aggregate value of $50,625 as of the Record Date and (ii) options to purchase 131,500 shares of Common Stock have an exercise price of $3.50 per share and an aggregate value of $164,375 as of the Record Date.

The Company believes that Awards granted under the Incentive Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, names or positions of persons who will hereafter receive Awards or the nature and terms of such Awards.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO INCREASE BY 750,000 SHARES THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE COMPANY'S 1995 INCENTIVE STOCK OPTION PLAN.

            OTHER BUSINESS; REPRESENTATIVES OF THE COMPANY'S AUDITORS

         The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

         Representatives of Coopers & Lybrand LLP, the Company's independent auditors, are not expected to be present at the Annual Meeting, and, accordingly, may not be available to respond to stockholder inquiries.



                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a stockholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1998 Annual Meeting of Stockholders must deliver a proposal in writing to the Company's principal executive offices no later than January 31, 1998.

                                       By Order Of The Board of Directors


                                       GARY O. MARINO
                                       Chairman of the Board, Chief Executive
                                        Officer and President

Boca Raton, Florida
June 2, 1997

                                                                      APPENDIX A
                                                                      ----------

                                RAILAMERICA, INC.

                            1995 STOCK INCENTIVE PLAN

         1. PURPOSE. The purpose of the 1995 Stock Incentive Plan ("Plan") of RailAmerica, Inc. ("Company") is to provide a means through which the Company and its Subsidiaries may attract able persons to enter and remain in the employ of the Company and its Subsidiaries, and to provide a means whereby those key persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders and these key persons.

         A further purpose of the Plan is to provide such key persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. The Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Unit Awards and Performance Share Units, or any combination of the foregoing.

         2. DEFINITIONS. The following definitions shall be applicable throughout the Plan.

               (a) "Appreciation Date" shall mean the date designated by a Holder of Stock Appreciation Rights for measurement of the appreciation in the value of rights awarded to him, which date shall be the date notice of such designation is received by the Committee, or its designee.

               (b) "Award" shall mean, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Phantom Stock Unit Award or Performance Share Unit Award.

               (c) "Award Period" shall mean a period of time within which performance is measured for the purpose of determining whether an award of Performance Share Units has been earned.

               (d) "Board" shall mean the Board of Directors of the Company.

               (e) "Cause" shall mean the Company or a Subsidiary having cause to terminate a Participant's employment under any existing employment agreement between the Participant and the Company or a Subsidiary or, in the absence of such an employment agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company or a Subsidiary (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or a Subsidiary, or (iii) the Participant having been convicted of a felony.

               (f) "Change in Control" shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Securities and Exchange Act of 1934 ("Exchange Act")) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more of the voting stock; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three quarters of the directors then still in office who were directors at the beginning of the period. Any merger, consolidation or corporate reorganization in which the owners of the Company's capital stock entitled to vote in the election of directors ("Voting Stock") prior to said combination, own 50% or more of the resulting entity's voting stock shall not, by itself, be considered a Change in Control.

               (g) "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

               (h) "Committee" shall mean the Compensation Committee of the Board, or such other committee as may be appointed by the Board, each member of which shall be a "disinterested person" within the meaning of Rule 16b-3, which shall be the administrative committee for the Plan.

               (i) "Common Stock" shall mean the Common Stock of the Company, $0.001 par value per share.

               (j) "Company" shall mean RailAmerica, Inc., a Delaware corporation.

               (k) "Date of Grant" shall mean the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

               (l) "Disability" shall mean the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed when such disability commenced or, if the Participant was retired when such disability commenced, the inability to engage in any substantial gainful activity, as determined by the Committee based upon medical evidence acceptable to it.

               (m) "Disinterested Person" shall mean a person who is a "disinterested person" within the meaning of Rule 16b-3 of the Exchange Act, or any successor rule or regulation.

               (n) "Eligible Employee" shall mean any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Section 6.

               (o) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (p) "Fair Market Value" shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly-traded at the time an option is granted under the Plan, "Fair Market Value" shall be deemed to be the fair value of the Common Stock as determined by the Compensation Committee of the Board of the Company (the "Committee") after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

               (q) "Holder" shall mean a Participant who has been granted an Option, a Stock Appreciation Right, a Restricted Stock Award, Phantom Stock Unit Award or a Performance Share Unit Award.

               (r) "Incentive Stock Option" shall mean an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an Incentive Stock Option pursuant to Section 422 of the Code.

               (s) "Nonqualified Stock Option" shall mean an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

               (t) "Normal Termination" shall mean termination:

                    (i) With respect to the Company or a Subsidiary, at retirement (excluding early retirement) pursuant to the Company retirement plan then in effect;

                    (ii)   On account of Disability;

                    (iii)  With the written approval of the Committee; or

                    (iv)   By the Company or a Subsidiary without cause.

               (u) "Option" shall mean an Award granted under Section 7 of the Plan.

               (v) "Option Period" shall mean the period described in
Section 7(c).

               (w) "Participant" shall mean an Eligible Employee who has been selected to participate in the Plan and to receive an Award pursuant to Section 6.

               (x) "Performance Goals" shall mean the performance objectives of the Company during an Award Period or Restricted Period established for the purpose of determining whether, and to what extent, Awards will be earned for an Award Period or Restricted Period.

               (y) "Performance Share Unit" shall mean a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 9 of the Plan.

               (z) "Phantom Stock Unit" shall mean a hypothetical investment equivalent equal to one Share of Stock granted in connection with an Award made under Section 10 of the Plan, or credited with respect to Awards of Performance Share Units which have been deferred under Section 9.

               (aa) "Plan" shall mean the 1995 Stock Incentive Plan of RailAmerica, Inc.

               (bb) "Restricted Period" shall mean, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such share of Restricted Stock is subject to the restrictions set forth in
Section 10.

               (cc) "Restricted Stock" shall mean shares of Common Stock issued or transferred to a Participant subject to the restrictions set forth in Section 10 and any new, additional or different securities a Participant may become entitled to receive as a result of adjustments made pursuant to Section 12.

               (dd) "Restricted Stock Award" shall mean an Award granted under
Section 10 of the Plan.

               (ee) "Securities Act" shall mean the Securities Act of 1933, as amended.

               (ff) "Stock" shall mean the Common Stock or such other authorized shares of stock the Company as the Committee may from time to time authorize for use under the Plan.

               (gg) "Stock Appreciation Right" or "SAR" shall mean an Award granted under Section 8 of the Plan.

               (hh) "Subsidiary" shall mean any corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

               (ii) "Valuation Date" shall mean the last day of an Award Period or the date of death of a Participant, as applicable.

         3. EFFECTIVE DATE. DURATION AND SHAREHOLDER APPROVAL. Subject to the approval of this Plan by the shareholders of the Company at a duly convened meeting of shareholders, or by a written consent of shareholders effective under applicable state law, the Plan shall become effective on January 1, 1995, and no further Awards may be made after the expiration of ten years therefrom.

         The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

         4. ADMINISTRATION. The Committee shall administer the Plan. Each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be a Disinterested Person. Two members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

         No member of the Committee, while serving as such, shall be eligible to receive an Award under the Plan. Subject to the provisions of the Plan, the Committee shall have exclusive power to:

            (a) Select the Eligible Employees to participate in the Plan;

            (b) Determine the nature and extent of the Awards to be made to each Participant;

            (c) Determine the time or times when Awards will be made;

            (d) Determine the duration of each Award Period;

            (e) Determine the conditions to which the payment of Awards may be subject;

            (f) Establish the Performance Goals for each Award Period;

            (g) Prescribe the form or forms evidencing Awards; and

            (h) Cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, SARs, Phantom Stock Units, Performance Share Units and Shares of Restricted Stock awarded by the Committee to each Participant, the expiration date, the Award Period and the duration of any applicable Restricted Period.

         The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

         5. GRANT OF OPTIONS. Stock Appreciation Rights. Restricted Stock Awards, Phantom Stock Awards and Performance Share Units: Shares Subject to the Plan. The Committee may, from time to time, grant Awards of

Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock Units and/or Performance Share Units to one or more Participants; provided, however, that:

            (a) Subject to Section 12, the aggregate number of shares of Stock made subject to Awards may not exceed 1,000,000;

            (b) Such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In the event any Option, SAR not attached to an Option, Restricted Stock, Phantom Stock Unit or Performance Share Unit shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan to the fullest extent permitted by Rule 16b-3 under the Exchange Act (if applicable at the time); and

            (c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase at prices no higher than the Fair Market Value at the time of purchase.

         6. ELIGIBILITY. Participants shall be limited to officers and employees of the Company and its Subsidiaries who have received written notification from the Committee or from a person designated by the Committee, that they have been selected to participate in the Plan.

         7. STOCK OPTIONS. One or more Incentive Stock Options or Nonqualified Stock Options can be granted to any Participant; provided, however, that Incentive Stock Options may be granted only to employees of the Company or a Subsidiary. Each Option so granted shall be subject to the following conditions.

            (a) OPTION PRICE. The option price ("Option Price") per share of Stock shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, the Fair Market Value of a share of Stock at the Date of Grant, and (ii) in the case of a Nonqualified Stock Option, the par value per share of Stock.

            (b) MANNER OF EXERCISE AND FORM OF PAYMENT. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised, or, in the discretion of the Committee, either (i) in other property having a Fair Market Value on the date of exercise equal to the Option Price, or (ii) by delivering to the Company a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Option Price.

            (c) OTHER TERMS AND CONDITIONS. If the Holder has not died or his relationship as an officer or employee with the Company or a Subsidiary has not terminated, the Option shall become exercisable in such manner and within such period or periods ("Option Period"), not to exceed 10 years from its Date of Grant, as set forth in the Stock Option Agreement to be entered into in connection therewith.

                  (i)      Each Option shall lapse in the following situations:

                           --       Ten years after it is granted;

                           -- Three months after Normal Termination, except as otherwise provided by the Committee, or

                           -- Any earlier time set forth in the Stock Option Agreement.

                  (ii) If the Holder terminates his relationship as an officer or employee with the Company or a Subsidiary otherwise than by Normal Termination or death, the Option shall lapse at the time of termination.

                  (iii) If the Holder dies within the Option Period or within 3 months after Normal Termination (or such other period as may have been established by the Committee), the Option shall lapse unless it is exercised within the Option Period and in no event later than 12 months after the date of Holder's death by the Holder's legal representative or representatives or by the person or persons entitled to do so under the Holder's last will and testament or, if the Holder shall fail to make testamentary disposition of such Option or shall die intestate, by the person entitled to receive said Option under the applicable laws of descent and distribution.

            (d) STOCK OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a "Stock Option Agreement" between the Company and the Holder of the Option containing such provisions as may be determined by the Committee, but shall be subject to the following terms and conditions.

                  (i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the terms of the Stock Option Agreement.

                  (ii) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or exercises a related SAR or when the Option lapses.

                  (iii) Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by him or her.

                  (iv) Each Option shall become exercisable by the Holder in accordance with the vesting schedule established by the Committee for the Award.

                  (v) Each Stock Option Agreement may contain an agreement that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Holder or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

            (e) GRANTS TO 10% HOLDERS OF COMPANY VOTING STOCK. Notwithstanding
Section 7(a), if an Incentive Stock Option is granted to a Holder who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of the Company and its Subsidiaries, the period specified in the Stock Option Agreement for which the Option thereunder is granted and at the end of which such Option shall expire shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

            (f) LIMITATION. To the extent the aggregate Fair Market Value (as determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

            (g) VOLUNTARY SURRENDER. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option and its corresponding SAR, if any, granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the Option Price, during the exercise period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, exercise period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

            (h) ORDER OF EXERCISE. Options granted under the Plan may be exercised in any order, regardless of the Date of Grant or the existence of any other outstanding Option.

            (i) NOTICE OF DISPOSITION. Participants shall give prompt notice to the Company of any disposition of Stock acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two years after the Date of Grant of such Option and/or one year after the receipt of such Stock by the Holder.

         8. STOCK APPRECIATION RIGHTS. Any Option granted under the Plan may include an SAR, either at the time of grant or by amendment except that in the case of an Incentive Stock Option, such SAR shall be granted only at the time of grant of the related Option. The Committee may also award to Participants SARs independent of any Option. An SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

            (a) VESTING. An SAR granted in connection with an Option shall become exercisable, be transferable and shall lapse according to the same vesting schedule, transferability and lapse rules that are established for the Option. An SAR granted independent of an Option shall become exercisable, be transferable and shall lapse in accordance with a vesting schedule, transferability and lapse rules established by the Committee. Notwithstanding the above, an SAR shall not be exercisable by a person subject to Section 16(b) of the Exchange Act for at least six months following the Date of Grant.

            (b) FAILURE TO EXERCISE. If on the last day of the Option Period (or in the case of an SAR independent of an Option, the SAR period established by the Committee), the Fair Market value of the Stock exceeds the Option Price, the Holder has not exercised the Option or SAR, and neither the Option nor the SAR has lapsed, such SAR shall be deemed to have been exercised by the Holder on such last day and the Company shall make the appropriate payment therefor.

            (c) PAYMENT. The amount of additional compensation which may be received pursuant to the award of one SAR is the excess, if any, of the Fair Market Value of one share of Stock on the Appreciation Date over the Option Price, in the case of an SAR granted in connection with an Option, or the Fair Market Value of one share of Stock on the Date of Grant, in the case of an SAR granted independent of an Option. The Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

            (d) DESIGNATION OF APPRECIATION DATE. A Participant may designate an Appreciation Date at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to which the Appreciation Date relates, and the date on which such SARs were awarded. Such time or times determined by the Committee may take into account any applicable "window periods" required by Rule 16b-3 under the Exchange Act.

            (e) EXPIRATION. Except as otherwise provided in the case of SARs granted in connection with Options, the SARs shall expire on a date designated by the Committee which is not later than ten years after the date on which the SAR was awarded.

         9. PERFORMANCE SHARES

            (a) AWARD GRANTS. The Committee is authorized to establish Performance Share programs to be effective over designated Award Periods of not less than three years nor more than five years. At the beginning of each Award Period, the Committee will establish in writing Performance Goals based upon financial objectives for the Company for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on stockholders' equity or other measurement of corporate performance and may be determined on an individual basis or by categories of Participants. The Committee may adjust Performance Goals or performance measurement standards as it deems equitable in recognition of extraordinary or non-recurring events experienced during an Award Period by the Company or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained. The Committee shall determine the number of Performance Share Units to be awarded, if any, to each Participant who is selected to receive an Award. The Committee may add new Participants to a Performance Share program after its commencement by making pro rata grants.

            (b) DETERMINATION OF AWARD. At the completion of a Performance Share program, or at other times as specified by the Committee, the Committee shall calculate the amount earned with respect to each Participant's award by multiplying the Fair Market Value on the Valuation Date by the number of Performance Share Units granted to the Participant and multiplying the amount so determined by a performance factor representing the degree of attainment of the Performance Goals.

            (c) PARTIAL AWARDS. A Participant for less than a full Award Period, whether by reason of commencement or termination of employment or otherwise, shall receive such portion of an Award, if any, for that Award Period as the Committee shall determine.

            (d) PAYMENT OF NON-DEFERRED AWARDS. The amount earned with respect to an Award shall be payable 100% in shares of Stock based on the Fair Market Value on the Valuation Date; provided, however, that, at its discretion, the Committee may vary such form of payment as to any Participant upon the specific request of such Participant. The amount of any payment made in cash shall be based upon the Fair Market Value on the seventh business day prior to payment. Except as provided in subparagraph 9(e), payments of Awards shall be made as soon as practicable after the completion of an Award Period.

            (e) DEFERRAL OF PAYMENT. A Participant may file a written election with the Committee to defer the payment of any amount otherwise payable pursuant to subparagraph 9(d) on account of an Award to a period commencing at such future date as specified in the election. Such election must be filed with the Committee no later than the last day of the month which is two-thirds of the way through the Award Period during which the Award is earned, unless the Committee specifies an earlier filing date.

            (f) SEPARATE ACCOUNTS. At the conclusion of each Award Period, the Committee shall cause a separate account to be maintained in the name of each Participant with respect to whom all or a portion of an Award of Performance Share Units earned under the Plan has been deferred. All amounts credited to such account shall be fully vested at all times.

            (g) ELECTION OF FORM OF INVESTMENT. Within 60 days from the end of each Award Period, and at such time or times, if any, as the Committee may permit, a Participant may file a written election with the Committee of the percentage of the deferred portion of any Award of Performance Share Units which is to be expressed in the form of dollars and credited with interest, the percentage of such Award which is to be expressed in the form of Phantom Stock Units and the percentage of such Award which is to be deemed invested in any other hypothetical investment equivalent from time to time made available under the Plan by the Committee. In the event a Participant fails to file an election within the time prescribed, one hundred percent (100%) of the deferred portion of such Participant's Award shall be expressed in the form of Phantom Stock Units.

            (h) INTEREST PORTION. The amount of interest credited with respect to the portion of an Award credited to the Participant's account which is deferred and credited with interest (the "Interest Portion") shall be equal to the amount such portion would have earned had it been credited with interest from the last day of the Award Period with respect to which the Award was made until the seventh business day preceding the date as of which payment is made, compounded annually, at the Company's rate of return on stockholders' equity for each fiscal year that payment is deferred, or at such other rate as the Committee may from time to time determine. The Committee may, in its sole discretion, credit interest on amounts payable prior to the date on which the Company's rate of return on stockholders' equity becomes ascertainable at the rate applicable to deferred amounts during the year immediately preceding the year of payment.

            (i) PHANTOM STOCK UNIT PORTION. With respect to the portion of an Award credited to the Participant's account which is deferred and expressed in the form of Phantom Stock Units (the "Phantom Stock Unit Portion"), the number of Phantom Stock Units so credited shall be equal to the result of dividing (i) the Phantom Stock Unit Portion by (ii) the Fair Market Value on the date the Award Period ended.

            (j) DIVIDEND EQUIVALENTS. Within thirty (30) days from the payment of a dividend by the Company on its Stock, the Phantom Stock Unit Portion of each Participant's account shall be credited with additional Phantom Stock Units the number of which shall be determined by (i) multiplying the dividend per share paid on the Company's Stock by the number of Phantom Stock Units credited to his account at the time such dividend was declared, then (ii) dividing such amount by the Fair Market Value on the payment date for such dividend.

            (k) PAYMENT OF DEFERRED AWARDS. Payment with respect to amounts credited to the account of a Participant shall be made in a series of annual installments over a period of ten (10) years, or such other period as the Committee may direct, or as the Committee may allow the Participant to elect, in either case at the time of the original deferral election. Except as otherwise provided by the Committee, each installment shall be withdrawn proportionately from the Interest Portion and from the Phantom Stock Unit Portion of a Participant's account based on the percentage of the Participant's account which he originally elected to be credited with interest and with Phantom Stock Units, or, if a later election has been permitted by the Committee and is then in effect, based an the percentage specified in such later election. Payments shall commence on the date specified by the Participant in his deferral election, unless the Committee in its sole discretion determines that payment shall be made over a shorter period or in more frequent installments, or commence on an earlier date, or any or all of the above. If a Participant dies prior to the date on which payment with respect to all amounts credited to his account shall have been completed, payment with respect to such amounts shall be made to the Participant's beneficiary in a series of annual installments over a period of five (5) years, unless the Committee in its sole discretion determines that payment shall be made over a shorter period or in more frequent installments, or both. To the extent practicable, each installment payable hereunder shall approximate that part of the amount then credited to the Participant's or beneficiary's account which, if multiplied by the number of installments remaining to be paid would be equal to the entire amount then credited to the Participant's account.

            (l) COMPOSITION OF PAYMENT. The Committee shall cause all payments with respect to deferred Awards to be made in a manner such that not more than one-half of the value of each installment shall consist of Stock. To that end, payment with respect to the Interest Portion and the Phantom Stock Unit Portion of a

Participant's account shall be paid in cash and Stock as the Committee shall determine in its sole discretion. The determination of any amount to be paid in cash for Phantom Stock Units shall be made by multiplying (i) the Fair Market Value of one share of Stock on the seventh business day prior to the date as of which payment is made, by (ii) the number of Phantom Stock Units for which payment is being made. The determination of the number of shares of Stock, if any, to be distributed with respect to the Interest Portion of a Participant's account shall be made by dividing (i) one-half of the value of such portion on the seventh business day prior to the date as of which payment is made, by (ii) the Fair Market Value of one share of Stock on such date. Fractional shares shall be paid in cash.

            (m) ALTERNATIVE INVESTMENT EQUIVALENTS. If the Committee shall have permitted Participants to elect to have deferred Awards of Performance Share Units invested in one or more hypothetical investment equivalents other than interest or Phantom Stock Units, such deferred Awards shall be credited with hypothetical investment earnings at such rate, manner and time as the Committee shall determine. At the end of the deferral period, payment shall be made in respect of such hypothetical investment equivalents in such manner and at such time as the Committee shall determine.

            (n) ADJUSTMENT OF PERFORMANCE GOALS. The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, any significant changes that may have occurred during such Award Period in (i) applicable accounting rules or principles or changes in the Company's method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned or (ii) tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards.

         10. RESTRICTED STOCK AWARDS AND PHANTOM STOCK UNITS.

            (a) AWARD OF RESTRICTED STOCK AND PHANTOM STOCK UNITS.

                  (i) The Committee shall have the authority (1) to grant Restricted Stock and Phantom Stock Unit Awards, (2) to issue or transfer Restricted Stock to Participants, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock and Phantom Stock Units, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock or Phantom Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

                  (ii) The Holder of a Restricted Stock Award shall execute and deliver to the Secretary of the Company an agreement with respect to Restricted Stock and escrow agreement satisfactory to the Committee and the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements and shall pay to the Company, as the purchase price of the shares of Stock subject to such Award, the aggregate par value of such shares of Stock within 60 days following the making of such Award. If a Participant shall fail to execute the agreement, escrow agreement and stock powers or shall fail to pay such purchase price within such period, the Award shall be null and void. Subject to the restrictions set forth in Section l0(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash and stock dividends with respect to the Restricted Stock may be either currently paid or withheld by the Company for the Holder's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Cash or stock dividends so withheld by the Committee shall not be subject to forfeiture.

                  (iii) In the case of a Restricted Stock Award, the Committee shall then cause stock certificates registered in the name of the Holder to be issued and deposited together with the stock powers with an escrow agent to be designated by the Committee. The Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any stock certificate held by it registered in the name of the Holder.

                  (iv) In the case of a Phantom Stock Units Award, no shares of Common Stock shall be issued at the time the Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. The Committee shall, in its sole discretion, determine whether to credit to the account of, or to currently pay to, each Holder of an Award of Phantom Stock Units an amount equal to the cash dividends paid by the Company upon one share of Stock for each Phantom Stock Unit then credited to such Holder's account ("Dividend Equivalents"). Dividend Equivalents credited to Holder's account shall be subject to forfeiture and may bear interest at a rate and subject to such terms as determined by the Committee.

            (b) RESTRICTIONS.

                  (i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period: (1) the Holder shall not be entitled to delivery of the stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the grant; (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

                  (ii) Phantom Stock Units awarded to any Participant shall be subject to the following restrictions until the expiration of the Restricted Period: (1) the units shall be subject to forfeiture to the extent provided in subparagraph (d), and to the extent such units are forfeited, all rights of the Holder to such units shall terminate without further obligation on the part of the Company and (2) any other restrictions which the Committee may determine in advance are necessary or appropriate.

                  (iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Phantom Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Phantom Stock Award, such action is appropriate.

            (c) RESTRICTED PERIOD. The Restricted Period of Restricted Stock and Phantom Stock Units shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock and Phantom Stock Units indicated in a schedule established by the Committee with respect to the Award.

            (d) FORFEITURE PROVISIONS. In the event a Holder terminates employment during a Restricted Period, that portion of the Award with respect to which restrictions have not expired ("Non-Vested Portion") shall be treated as follows.

                  (i)      Resignation or discharge:

                           -- The Non-Vested Portion of the Award shall be completely forfeited.

                  (ii)     Normal Termination:

                           -- The Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and shall be received as soon as practicable following termination.

                  (iii)    Death:

                           -- The Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and paid to the Participant's beneficiary as soon as practicable following death.

            (e) DELIVERY OF RESTRICTED STOCK AND SETTLEMENT OF PHANTOM STOCK UNITS. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, a stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) shall be delivered without charge to the Holder, or his beneficiary, free of all restrictions under the Plan.

            Upon the expiration of the Restricted Period with respect to any Phantom Stock Units covered by a Phantom Stock Unit Award, the Company shall deliver to the Holder or his beneficiary without any charge one share of Stock for each Phantom Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired ("vested unit") and cash equal to any Dividend Equivalents credited with respect to each such vested unit and the interest thereon, if any; provided, however, that the Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for vested units. If cash payment is made in lieu of delivering Stock, the amount of such payment shall be equal to the Fair Market Value for the date on which the Restricted Period lapsed with respect to such vested unit.

            (f) Payment for Restricted Stock. Except as provided in subparagraph l0(a)(ii), a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award.

            (g) SEC Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend:

                  "The shares of Stock represented by this certificate were issued pursuant to the 1995 Stock Incentive Plan of RailAmerica, Inc. Such shares have not been registered under the Securities Act of 1933 and may not be sold or transferred except in compliance therewith."

Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities except in compliance with the Securities Act.

         11. GENERAL.

            (a) ADDITIONAL PROVISIONS OF AN AWARD. The award of any benefit under the Plan may also be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Common Stock through the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares acquired under any form of benefit, provisions giving the Company the right to repurchase shares acquired under any form of benefit in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

            (b) PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of stock which are subject to Options or Restricted Stock Awards, Performance Share Unit Awards or Phantom Stock Unit Awards hereunder until such shares have been issued to that person upon exercise of an Option according to its terms or upon sale or grant of those shares in accordance with a Restricted Stock Award, Performance Share Unit Award or Phantom Stock Unit Award.

            (c) GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act any of the shares of Stock issued under the Plan. If the shares issued under the Plan may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

            (d) TAX WITHHOLDING. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards, to the extent paid in cash, all federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate prior to delivery of such Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner at least six months prior to the date such tax obligation is determined.

            (e) CLAIM TO AWARDS AND EMPLOYMENT RIGHTS. No employee or other person shall have any claim or right to be granted an Award under the Plan nor, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or a Subsidiary.

            (f) CONDITIONS. Each Participant to whom Awards are granted under the Plan shall be required to enter into an Incentive Plan Agreement in a form authorized by the Committee, including provisions that the Participant shall not disclose any trade or secret data or any other confidential information of the Company or any of its Subsidiaries acquired during the course of such Participant's employment.

            (g) DESIGNATION AND CHANGE OF BENEFICIARY. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Performance Share Units, Phantom Share Units or Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

            (h) PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

            (i) NO LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

            (j) GOVERNING LAW. The Plan will be administered in accordance with federal laws, or in the absence thereof, the laws of the State of Florida.

            (k) FUNDING. Except as provided under Section 10, no provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

            (l) NONTRANSFERABILITY. A person's rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder's death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution.

            (m) RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.

            (n) RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided.

            (o) EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

            (p) PRONOUNS. Masculine pronouns and other words of masculine gender shall refer to both men and women.

            (q) TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

         12. CHANGES IN CAPITAL STRUCTURE.

         Options, SARs, Restricted Stock Awards, Phantom Stock Unit Awards, Performance Share Unit Awards, and any agreements evidencing such Awards, and Performance Goals, shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company, or of any other corporation whose performance is relevant to the attainment of Performance Goals hereunder, by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment in Incentive Stock Options under this Section 12 shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manna which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

         13. EFFECT OF CHANGE IN CONTROL.

            (a) In the event of a Change in Control, notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to an Award of Options, SARs, Phantom Stock Units or Restricted Stock, such Option or SAR shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or SAR, and the Restricted Period shall expire immediately with respect to 100 percent of the Phantom Stock Units or shares of Restricted Stock subject to Restrictions; provided, however, that to the extent that so accelerating the time an Incentive Stock Option may first be exercised would cause the limitation provided in Section 7(f) to be exceeded, such Options shall instead first become exercisable in so many of the next following years as is necessary to comply with such limitation.

            (b) In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee's determination of the degree of attainment of Performance Goals, and
(iii) cause all previously deferred Awards to be settled in full as soon as possible.

            (c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company, the Company agrees that it will make appropriate provisions for the preservation of Participant's rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

         14. NONEXCLUSIVITY OF THE PLAN.

         Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

         15. AMENDMENTS AND TERMINATION.

         The Board may at any time terminate the Plan. With the express written consent of an individual Participant, the Board may cancel or reduce or otherwise alter the outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not:

            (a) Increase the maximum number of shares of Stock which may be issued on exercise of Options, SARs, or pursuant to Restricted Stock Awards, Phantom Stock Unit Awards, or Performance Share Unit Awards, except as provided in Section 12;

            (b) Change the maximum Option Price;

            (c) Extend the maximum Option Term;

            (d) Extend the termination date of the Plan; or

            (e) Change the class of persons eligible to receive Awards under the Plan.

                                      * * *





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

                                                                    Appendix A




                                RAILAMERICA, INC.
                           301 YAMATO ROAD, SUITE 1190
                            BOCA RATON, FLORIDA 33341


      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

                                  COMMON STOCK

         The undersigned holder of Common Stock of RailAmerica, Inc., a Delaware corporation (the "Company"), hereby appoints Gary O. Marino and Donald D. Redfearn, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders of the Company, to be held at the Boca Raton Marriott at Town Center, 5150 Town Center Circle, Boca Raton, Florida, on Thursday, June 26, 1997, at 10:00 a.m., local time, or at any adjournments or postponements thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1) SET FORTH BELOW AND FOR THE OTHER PROPOSALS SET FORTH.

PROPOSAL 1.       Election of John H. Marino and John M. Sullivan as Class II
                  directors of the Company.

                  [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominee (if any).

                           -----------------------------------------------------

                  [ ]      VOTE WITHHELD from all nominees.


PROPOSAL 2.

         To increase by 750,000 shares the number of shares of Common Stock reserved for issuance pursuant to the Company's 1995 Stock Incentive Plan.

         [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 1997 Annual Meeting, or at any adjournments or postponements thereof.




                               (SEE REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS.

         The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1996 Annual Report to Stockholders.


                                    Dated:  _______________, 1997


                                    --------------------------------------------
                                                  (Signature)



                                    --------------------------------------------
                                            (Signature if held jointly)

                                    IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    PLEASE MARK, SIGN AND DATE THIS PROXY CARD
                                    AND PROMPTLY RETURN IT IN THE ENVELOPE
                                    PROVIDED. NO POSTAGE NECESSARY IF MAILED IN
                                    THE UNITED STATES.







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